                                                                      Exhibit 99
                         FORM 4 JOINT FILER INFORMATION
Name of
"Reporting Persons":                Norwest Venture Partners VII-A, L.P.
                                    Norwest Venture Partners VII, L.P.
                                    Norwest Venture Partners IX, L.P.
                                    NVP Entrepreneurs Fund IX, L.P.
Address:                            525 University Avenue, Suite 800
                                    Palo Alto, CA 94301
Designated Filer:                   Norwest Venture Partners VII-A, L.P.
Issuer and Ticker Symbol:           Website Pros, Inc. (WSPI)
Date of Event:                      November 7, 2005
Each of the following is a Joint Filer with Norwest Venture Partners VII-A, L.P.
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:
Itasca VC Partners VII-A, LLC is the general partner of Norwest Venture Partners
VII-A, L.P. Itasca VC Partners VII, LLC is the general partner of Norwest
Venture Partners VII, L.P. Genesis VC Partners IX, LLC is the general partners of each of Norwest Venture Partners IX, L.P., and NVP Entrepreneurs Fund IX,
L.P. George J. Still, Jr. is a managing director of each of Itasca VC Partners
VII-A, LLC and Genesis VC Partners IX, LLC. Mr. Still is a managing partner of
Itasca VC Partners VII, LLP.
All Reporting Persons disclaim beneficial ownership of shares of Website Pros,
Inc. stock held by each other Reporting Person, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange
Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.
Each of the Reporting Persons listed above hereby designates Norwest Venture
Partners VII-A, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder.
Norwest Venture Partners VII-A, L.P.
By:     Itasca VC Partners VII-A, LLC
        Its General Partner
By:     /s/ George J. Still, Jr.
        --------------------------------------------
        George J. Still, Jr., Managing Director
Norwest Venture Partners VII, L.P.
By:     Itasca VC Partners VII, LLP
        Its General Partner
By:     /s/ George J. Still, Jr.
        --------------------------------------------
        George J. Still, Jr., Managing Partner
Norwest Venture Partners IX, L.P.
By:     Genesis VC Partners IX, LLC
        Its General Partner
By:     /s/ George J. Still, Jr.
        --------------------------------------------
        George J. Still, Jr., Managing Director
NVP Entrepreneurs Fund IX, L.P.
By:     Genesis VC Partners IX, LLC
        Its General Partner
By:     /s/ George J. Still, Jr.
        --------------------------------------------
        George J. Still, Jr., Managing Director